PRESS RELEASE
                            For Immediate Release

Date:      July 15, 2004
Contact:   Bruce W. Teeters, Sr. Vice President
Phone:    (386) 274-2202
Facsimile:(386) 274-1223

        CONSOLIDATED TOMOKA ANNOUNCES SECOND QUARTER EARNINGS

      DAYTONA BEACH FLORIDA - Consolidated-Tomoka Land Co. (AMEX-CTO) today reported net income of $491,033 or $.08 per share for the quarter ended June 30, 2004, compared with a net loss of $232,056 or $.04 per share for 2003's same period. Earnings before depreciation, amortization and deferred taxes (EBDDT) totaled $.26 per share in 2004's second quarter, compared with a negative $.04 per share in 2003. For the six months ended June 30, 2004, net income totaled $.06 per share and EBDDT totaled $.21 per share. The comparable numbers for the first six months of 2003 were net income of $.27 per share and EBDDT of $.49 per share.

EBDDT is being provided to reflect the impact of the Company's business strategy of investing in income properties utilizing tax deferred exchanges. This strategy generates significant amounts of depreciation and deferred taxes. The Company believes EBDDT is useful, along with net income, to understanding the Company's operating results.

William H. McMunn, president and chief executive officer, stated, "Second quarter operating results reflect higher land sales profit compared with 2003's same period. Positively impacting second quarter net income were the revenues generated from the Company's portfolio of net lease properties, including the five free-standing income properties acquired in the first half of 2004. Management is concentrating on closing a backlog of pending contracts for the balance of the year."

Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in the real estate industry. Real estate operations include investment in and development of land holdings in the Daytona Beach area and the ownership of income properties strategically located in rapid growth areas in Florida and Atlanta, Georgia.

                               EARNINGS NEWS RELEASE


                                                         QUARTER ENDED
                                                  --------------------------

                                                    JUNE 30,        JUNE 30,
                                                      2004            2003
                                                -----------      ----------
REVENUES
                                                  $4,574,201      $3,113,280
NET INCOME (LOSS)
                                                    $491,033       ($232,056)

BASIC & DILUTED EARNINGS PER SHARE:

  NET INCOME(LOSS)
                                                       $0.08          ($0.04)



                                                        SIX MONTHS ENDED
                                                  --------------------------
                                                   JUNE 30,        JUNE 30,
                                                     2004            2003
                                                 -----------      ------------
REVENUES                                         $8,150,346      $9,036,323

NET INCOME

                                                   $359,994      $1,500,643

BASIC & DILUTED EARNINGS PER SHARE:

  NET INCOME                                          $0.06           $0.27

                   RECONCILIATION OF NET INCOME TO EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES

                                                         QUARTER ENDED
                                                   -----------   ------------
                                                      June 30,      June 30,
                                                        2004          2003
                                                   -----------   ------------
Net Income (Loss)                                  $  491,033    ($232,056)

Add Back:

     Depreciation and Amortization                    330,488      257,822

     Deferred Taxes                                   627,622     (267,911)
                                                    ---------     --------
Earnings(Loss) Before Depreciation,
 Amortization, and Deferred Taxes                 $ 1,449,143    ($242,145)
                                                    ==========    ========

EBDDT Per Share                                         $0.26       ($0.04)
                                                         ====        =====

                   RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
                   DEPRECIATION, AMORTIZATION AND DEFERRED TAXES

                                                          SIX MONTHS ENDED
                                                   -----------------------------
                                                       JUNE 30,        JUNE 30,
                                                         2004            2003
                                                   ------------    ------------
Net Income                                        $   359,994     $ 1,500,643

Add Back:

     Depreciation and Amortization                    615,947         550,178

     Deferred Taxes                                   207,332         692,351
                                                   ----------      ----------
Earnings Before Depreciation,
 Amortization, and Deferred Taxes                 $ 1,183,273     $ 2,743,172
                                                   ==========      ==========

EBDDT Per Share                                         $0.21           $0.49
                                                         ====            ====

EBDDT - Earnings Before Depreciation, Amortization, and Deferred Taxes. EBDDT is not a measure of operating results or cash flows from operating activities as defined by accounting principles generally accepted in the United States of America. Further, EBDDT is not necessarily indicative of cash availability to fund cash needs and should not be considered as an alternative to cash flow as a measure of liquidity. The Company believes, however, that EBDDT provides relevant information about operations and is useful, along with net income, for an understanding of the Company's operating results.

EBDDT is calculated by adding depreciation, amortization, and deferred income taxes to net income as they represent non-cash charges.

                               Consolidated Balance Sheets

                                                           Uaudited
                                                            June 30,      December 31,
                                                              2004           2003
                                                          -----------     -----------
Assets
  Cash                                                    $   975,880     $ 1,026,210
  Restricted Cash                                                  --      19,359,098
  Investment Securities                                     3,599,191       3,891,697
  Notes Receivable                                          6,617,918       9,150,217
  Real Estate Held for Development and Sale                12,524,418      11,659,581
  Intangible Assets                                         2,805,045       1,270,307
  Other Assets                                              2,299,066       2,665,653
                                                           ----------      ----------
                                                           28,821,518      49,022,763
                                                           ----------      ----------
Property, Plant and Equipment
  Land, Timber and Subsurface Interests                     1,991,378       1,984,529
  Golf Buildings, Improvements and Equipment               11,318,409      11,277,853
  Income Properties: Land, Buildings and Improvements      58,708,711      38,442,481
  Other Furnishings and Equipment                             904,660         954,575
                                                           ----------      ----------
     Total Property, Plant and Equipment                   72,923,158      52,659,438
  Less Accumulated Depreciation and Amortization           (4,143,063)     (3,776,223)
                                                           ----------      ----------
     Net Property, Plant and Equipment                     68,780,095      48,883,215
                                                           ----------      ----------
      Total Assets                                        $97,601,613     $97,905,978
                                                           ==========      ==========
Liabilities
  Accounts Payable                                        $   322,306     $   105,922
  Accrued Liabilities                                       3,768,654       3,510,824
  Income Taxes Payable                                        149,434          25,868
  Deferred Income Taxes                                    17,551,831      17,344,499
  Deferred Profit                                           1,131,135       1,131,135
  Notes Payable                                             8,820,792      10,129,951
                                                           ----------      ----------
      Total Liabilities                                    31,744,152      32,248,199
                                                           ----------      ----------

SHAREHOLDERS' EQUITY
  Common Stock                                              5,635,894       5,623,442
  Additional Paid-In Capital                                1,842,425       1,514,339
  Retained Earnings                                        58,814,087      59,129,692
  Accumulated Other Comprehensive Loss                       (434,945)       (609,694)
                                                           ----------     -----------
     Total Shareholders' Equity                            65,857,461      65,657,779
                                                           ----------      ----------
     Total Liabilities and Shareholders' Equity           $97,601,613     $97,905,978
                                                           ==========      ==========

                              Safe Harbor"

Certain statements contained in this Press Release(other than the financial statements and statements of historical fact), are forward-looking statements. The words "believe," "estimate," "expect," "intend," "anticipate," "will," "could," "may," "should," "plan," "potential," "predict," "forecast," "project," and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Forward-looking statements are made based upon management's expectations and beliefs concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2004, and thereafter include many factors that are beyond the Company's ability to control or estimate precisely. These risks and uncertainties include, but are not limited to, the market demand of the Company's real estate parcels, income properties, timber and other products; the impact of competitive real estate; changes in pricing by the Company or its competitors; the costs and other effects of complying with environmental and other regulatory requirements; losses due to natural disasters; and changes in national, regional or local economic and political conditions, such as inflation, deflation, or fluctuation in interest rates.

While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.















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